EXHIBIT 10.1
                                                                    -----------


                      SECOND AMENDMENT TO CREDIT AGREEMENT

         This Second Amendment to Credit Agreement (the "Second Amendment") is made as of this 4th day of August, 2005 by and among

     DUANE READE, a New York general partnership, having its principal place of business at 440 Ninth Avenue, New York, New York 10001; and

     DUANE READE INC. a Delaware corporation, having its principal place of business at 440 Ninth Avenue, New York, New York 10001; and

     DRI I INC., a Delaware corporation, having its principal place of business at 440 Ninth Avenue, New York, New York 10001; and

     DUANE READE INTERNATIONAL, INC., a Delaware corporation, having a mailing address at P.O. Box 32216, Newark, New Jersey 07102; and

     DUANE READE REALTY, INC., a Delaware corporation, having its principal place of business at 440 Ninth Avenue, New York, New York 10001; and

     DUANE READE HOLDINGS, INC., a Delaware corporation, having its principal place of business at 440 Ninth Avenue, New York, New York 10001; and

     the LENDERS party hereto; and

     BANK OF AMERICA, N.A. (f/k/a Fleet National Bank), as Issuing Bank, a national banking association having a place of business at 100 Federal Street, Boston, Massachusetts 02110; and

     BANK OF AMERICA, N.A. (f/k/a/ Fleet National Bank), as Administrative Agent for the Lenders, a national banking association having a place of business at 100 Federal Street, Boston, Massachusetts 02110; and

     FLEET RETAIL GROUP, LLC (f/k/a Fleet Retail Finance Inc.), as Collateral Agent for the Lenders, a Delaware corporation, having its principal place of business at 40 Broad Street, Boston, Massachusetts 02109; and

     CONGRESS FINANCIAL CORPORATION, as Documentation Agent; and

     GENERAL ELECTRIC CAPITAL CORPORATION as Syndication Agent; and

     WELLS FARGO RETAIL FINANCE, LLC, as Syndication Agent and Co-Lead Arranger

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

                              W I T N E S S E T H:

         WHEREAS, on July 21, 2003, certain of the parties hereto entered into that certain Credit Agreement (as amended and in effect, the "Credit Agreement"); and


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         WHEREAS, certain of the Loan Parties intend to incur additional
Indebtedness in an amount not to exceed $50,000,000 (the "Additional Notes") under either the Indenture dated December 20, 2004 with U.S. Bank National Association as Trustee relating to certain Senior Secured Floating Rate Notes due 2010 or a substantially similar indenture; and

         WHEREAS, the incurrence of Indebtedness under the Additional Notes, without the consent of the Required Lenders would constitute an Event of Default under the Credit Agreement; and

         WHEREAS, the Loan Parties have requested that the Lenders amend certain provisions of the Credit Agreement to permit the incurrence of Indebtedness under the Additional Notes and otherwise as set forth herein.

         NOW, THEREFORE, it is hereby agreed as follows:

         1. CAPITALIZED TERMS. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Credit Agreement.

         2. AMENDMENTS TO ARTICLE I. The provisions of Article I of the Credit Agreement are hereby amended as follows:

                (a) By deleting the definition of "Capital Expenditures" in its entirety and substituting the following in its stead:

                        "CAPITAL EXPENDITURES" means, for any period, all expenditures made or costs incurred (whether made in the form of cash or other property) for the acquisition, improvement or repair of fixed or capital assets of the Parent and its Subsidiaries (including, without limitation, prescription lists), in each case that are (or would be) set forth in a Consolidated statement of cash flows of the Parent and its Subsidiaries for such period prepared in accordance with GAAP as capital expenditures, but excluding Capital Lease Obligations incurred by the Parent and its Subsidiaries during such period.

                (b) By deleting the definition of "CMLTD" in its entirety and substituting the following in its stead:

                        "CMLTD" means current maturities of long term Indebtedness of the Parent and its Subsidiaries (including, without limitation, on account of Capital Lease Obligations, but excluding the Obligations), as determined in accordance with GAAP.

                (c) By deleting the definition of "Fixed Charge Coverage Ratio" in its entirety and substituting the following in its stead:


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                        "FIXED CHARGE COVERAGE RATIO" means, as to the Parent
                        and its Subsidiaries, for any period, the ratio of (a) Consolidated EBITDA to (b) the sum of (i) Consolidated Interest Expense for such period, PLUS (ii) CMLTD during such period, PLUS (iii) Restricted Payments made in cash during such period, PLUS (iv) federal, state and foreign income Taxes paid in cash during such period, PLUS (v) Capital Expenditures incurred during such period, all as determined in accordance with GAAP (other than as expressly provided in the definition of Capital Expenditures or in the final sentence of this definition). The Fixed Charge Ratio shall be calculated on a trailing twelve fiscal months basis. Notwithstanding the foregoing, for any period in which the calculation of the Fixed Charge Coverage Ratio includes any fiscal month through the fiscal month ending immediately prior to the consummation of the Rex Transaction, the calculation of the Fixed Charge Coverage Ratio for those fiscal months prior to and including such month shall include the financial results for DR Corp. and its Subsidiaries only (as if they were the "Parent and its Subsidiaries" for those months).

                (d) By deleting the last sentence of the definition of "Total Commitments" in its entirety and substituting the following in its stead:

                        As of the date of issuance of the Supplemental Permanent Securities (the "Issuance Date"), the Total Commitments aggregate $225,000,000.

                (e) By adding the following definitions in appropriate alphabetical order:

                        "ADJUSTED EXCESS AVAILABILITY" means, as of any date of determination, the excess, if any, of (a) the Borrowing Base over (b) the outstanding Credit Extensions.

                        "SUPPLEMENTAL PERMANENT SECURITIES" means the issuance by the Parent, or any of its Subsidiaries, in one or more tranches, of debt, or equity or convertible securities of the Borrower, the Parent or DR Corp., for the purpose (i) of refinancing and repaying $25,000,000 of the Obligations, with a permanent reduction in the Commitments, and (ii) repaying a portion of the Obligations, without a permanent reduction in the Commitments PROVIDED THAT (i) the principal amount of such securities shall not exceed $50,000,000; (ii) such securities shall not have a final maturity date earlier than that contained in the Permanent Securities, (iii) if such securities are secured by assets of any Loan Party, the holder of such securities (or its representative) shall become a party to the Intercreditor Agreement; and (iv) the pricing, covenants, defaults, rights and remedies and other terms of such securities shall be reasonably comparable to those terms then required or imposed by other lenders for similar securities issued by similarly situated issuers (as determined by the Borrower).


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         3.     AMENDMENT TO ARTICLE II. The provisions of Article II of the
                Credit Agreement are hereby amended as follows:

                (a) The provisions of Section 2.01(a)(i) of the Credit Agreement are deleted in their entirety and the following substituted in their stead:

                        (i) The aggregate outstanding amount of the Credit Extensions shall not at any time exceed the lower of (i) $250,000,000, and after the Issuance Date, $225,000,000 or, in each case, any other amount to which the Commitments have then been increased or reduced by the Borrower pursuant to Sections 2.02 or 2.16, and (ii) the then amount of the Borrowing Base.

                (b) The provisions of Section 2.06(b) of the Credit Agreement are hereby amended by deleting the final sentence thereof in its entirety and substituting the following in its stead:

                        No Swingline Loans shall be made pursuant to this subsection (b) if the aggregate outstanding amount of the Credit Extensions and Swingline Loans would exceed the lower of (i) $250,000,000, and after the Issuance Date, $225,000,000 or any other amount to which the Commitments have then been increased or reduced by the Borrower pursuant to Sections 2.02 and 2.16, and (ii) (other than with respect to Permitted Overadvances) the then amount of the Borrowing Base.

         4. AMENDMENTS TO ARTICLE VI. The provisions of Article VI of the Credit Agreement are hereby amended as follows:

                (a) The provisions of Section 6.01 of the Credit Agreement are hereby amended by deleting the word "and" at the end of Section 6.01(a)(xi), by renumbering clause (xii) as clause (xiii) and adding the following new clause (xii) to Section 6.01(a):

                        (xii) Indebtedness on account of the Supplemental Permanent Securities, including Indebtedness consisting of Guarantees of the Supplemental Permanent Securities or Permitted Refinancings thereof; PROVIDED that on or before the Issuance Date, the trustee(s) under the Supplemental Permanent Securities and the Administrative Agent shall have entered into a letter agreement confirming the continued effectiveness of the Intercreditor Agreement, in such form and containing such terms as the Administrative Agent and such trustee(s) may agree; and


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                (b)     The provisions of Section 6.02(f) are hereby amended by
                        deleting the words "clause (viii) in the first line thereof and substituting in its stead the words "clauses
                        (viii) or (xii)."

                (c) The provisions of Section 6.03(b) are hereby amended by adding the words "any Supplemental Permanent Securities," after the words "Permanent Securities" in clause (ii) thereof.

                (d) The provisions of Section 6.04(c) are hereby amended by adding the words "and Supplemental Permanent Securities" after the words "Permanent Securities" in clause (i) thereof.

                (e) The provisions of Section 6.06(a) are hereby amended by adding the words "and the Supplemental Permanent Securities" after the words "Permanent Securities" in clause (iv)(x) thereof.

                (f) The provisions of Section 6.06(b)(i) are hereby amended by adding the words ", the Supplemental Permanent Securities" after the words "Permanent Securities" in clause (B) thereof.

                (g) The provisions of Section 6.06(b)(ii) are hereby amended by adding the words ", any Supplemental Permanent Securities" after the words "Permanent Securities."

                (h) The provisions of Section 6.06(b)(iv) are hereby amended by adding the words ", any Supplemental Permanent Securities" after the words "Permanent Securities."

                (i) The provisions of Section 6.09(e) are hereby amended by adding the words "or any Supplemental Permanent Securities" after the words "Permanent Securities."

                (j)     Effective on the Issuance Date, the provisions of
                        Section 6.11(a) of the Credit Agreement are deleted in their entirety and the following substituted in their stead:

                        FIXED CHARGE COVERAGE RATIO; CAPITAL EXPENDITURES. (a) At any time that Adjusted Excess Availability is less than ten percent (10%) of the lesser of the then Borrowing Base and the Total Commitments, the Loan Parties shall maintain a Fixed Charge Coverage Ratio, calculated as of the last day of each month, during the periods set forth below as follows:


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              -----------------------------------------------------------------
              PERIOD                                             MINIMUM RATIO
              -----------------------------------------------------------------
              Each month end from July 31, 2005 through and        0.60:1.00
              including June 30, 2006
              -----------------------------------------------------------------
              Each month end from July 31, 2006 through and        0.75:1.00
              including June 30, 2007
              -----------------------------------------------------------------
              Each month end from and after July 31, 2007          1.00:1.00
              -----------------------------------------------------------------


         5. AMENDMENT TO SCHEDULES. As of the Issuance Date, Schedule 1.1 to the Credit Agreement is hereby deleted in its entirety and a new
                Schedule 1.1 in the form annexed hereto substituted in its stead.

         6. RATIFICATION OF LOAN DOCUMENTS. Except as provided herein, all terms and conditions of the Credit Agreement and of the other Loan Documents remain in full force and effect. The Loan Parties each hereby ratify, confirm, and reaffirm all of the representations and warranties contained therein.

         7.     CONDITIONS TO EFFECTIVENESS.

                This Second Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Administrative Agent:

                (a) This Second Amendment shall have been duly executed and delivered by the Loan Parties and the Required Lenders.

                (b) All corporate and shareholder action on the part of the Loan Parties necessary for the valid execution, delivery and performance by the Loan Parties of this Second Amendment shall have been duly and effectively taken and evidence thereof satisfactory to the Administrative Agent shall have been provided to the Administrative Agent.

                (c) The Loan Parties shall have paid all fees due under a certain Amendment Fee Letter of even date herewith.

                (d) No Default or Event of Default shall have occurred and be continuing.



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                (e)     The Loan Parties shall have executed such additional
                        instruments, documents and agreements as the Administrative Agent may reasonably request, including, without limitation, Notes in substitution for the existing Notes.

         8.     MISCELLANEOUS.

                (a) This Second Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

                (b) This Second Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

                (c) Any determination that any provision of this Second Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not effect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Second Amendment.

                (d) The Loan Parties shall pay all reasonable costs and expenses of the Agents, including, without limitation, reasonable attorneys' fees in connection with the preparation, negotiation, execution and delivery of this Second Amendment.

                (e) The Loan Parties warrant and represent that the Loan Parties have consulted with independent legal counsel of their selection in connection with this Second Amendment and are not relying on any representations or warranties of the Agents or the Lenders or their counsel in entering into this Second Amendment.




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IN WITNESS WHEREOF, the parties have hereunto caused this Second Amendment to be executed and their seals to be hereto affixed as of the date first above written.

                                         DUANE READE
                                         as Borrower

                                         By:  DUANE READE INC.,
                                              its General Partner


                                         by:  /s/ John K. Henry
                                              ------------------------
                                              Name:  John K. Henry
                                              Title: Chief Financial Officer

                                         by:  /s/ Michelle D. Bergman
                                              ------------------------
                                              Name:   Michelle D. Bergman
                                              Title:  Vice President



                                         By:   DRI I INC., its General Partner


                                         by:  /s/ John K. Henry
                                              ------------------------
                                              Name:  John K. Henry
                                              Title: Chief Financial Officer


                                         by:  /s/ Michelle D. Bergman
                                              ------------------------
                                              Name:   Michelle D. Bergman
                                              Title:  Vice President



                                         DUANE READE INC., as Facility Guarantor


                                         by:  /s/ John K. Henry
                                              ------------------------
                                              Name:  John K. Henry
                                              Title: Chief Financial Officer


                                         by:  /s/ Michelle D. Bergman
                                              ------------------------
                                              Name:   Michelle D. Bergman
                                              Title:  Vice President



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                                         DRI I INC., as Facility Guarantor


                                         by:  /s/ John K. Henry
                                              ------------------------
                                              Name:  John K. Henry
                                              Title: Chief Financial Officer


                                         by:  /s/ Michelle D. Bergman
                                              ------------------------
                                              Name:   Michelle D. Bergman
                                              Title:  Vice President



                                         DUANE READE INTERNATIONAL, INC.,
                                         as Facility Guarantor


                                         by:  /s/ John K. Henry
                                              ------------------------
                                              Name:  John K. Henry
                                              Title: Chief Financial Officer


                                         by:  /s/ Michelle D. Bergman
                                              ------------------------
                                              Name:   Michelle D. Bergman
                                              Title:  Vice President



                                         DUANE READE REALTY, INC.,
                                         as Facility Guarantor


                                         by:  /s/ John K. Henry
                                              ------------------------
                                              Name:  John K. Henry
                                              Title: Chief Financial Officer


                                         by:  /s/ Michelle D. Bergman
                                              ------------------------
                                              Name:   Michelle D. Bergman
                                              Title:  Vice President



                                         DUANE READE HOLDINGS, INC.,
                                         as Facility Guarantor


                                         by:  /s/ John K. Henry
                                              ------------------------
                                              Name:  John K. Henry
                                              Title: Chief Financial Officer


                                         by:  /s/ Michelle D. Bergman
                                              ------------------------
                                              Name:   Michelle D. Bergman
                                              Title:  Vice President


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                                       FLEET RETAIL GROUP, LLC,
                                       As Collateral Agent, as Swingline Lender and as Lender


                                       By:  /s/ Keith Vercauteren
                                            ------------------------------
                                            Name:  Keith Vercauteren
                                            Title: Director

                                       Address:
                                       40 Broad Street, 10th Floor
                                       Boston, Massachusetts 02109
                                       Attn: Keith Vercauteren
                                       Telephone: (617) 434-4045
                                       Telecopy:  (617) 434-4339



                                       BANK OF AMERICA, N.A.,
                                       as Administrative Agent and as
                                       Issuing Bank


                                       By:  /s/ Keith Vercauteren
                                            ------------------------------
                                            Name:  Keith Vercauteren
                                            Title: Director

                                       Address:
                                       40 Broad Street
                                       Boston, Massachusetts 02109
                                       Attn: Keith Vercauteren
                                       Telephone: (617) 434-4045
                                       Telecopy:  (617) 434-4339




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                                         CONGRESS FINANCIAL CORPORATION,
                                         as Documentation Agent and Lender


                                         By:  /s/ Jason Searle
                                              ------------------------------
                                              Name:  Jason Searle
                                              Title: Associate

                                         Address:
                                         1133 Avenue of the Americas
                                         New York, NY 10036
                                         Telephone: (212) 545-4558
                                         Telecopy:  (212) 545-4283




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                                         GENERAL ELECTRIC CAPITAL CORPORATION,
                                         as Syndication Agent and Lender


                                         By:  /s/ Craig Winslow
                                              ------------------------------
                                              Name:  Craig Winslow
                                              Title: Duly Authorized Signatory

                                         Address:
                                         Telephone:
                                         Telecopy:





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                                         THE CIT GROUP/BUSINESS CREDIT, INC.,
                                         as Lender

                                         By:  /s/ Steven Schuit
                                              ------------------------------
                                              Name:  Steven Schuit
                                              Title: Vice President

                                         Address: 1211 Avenue of the Americas
                                                  New York, NY 10036
                                         Telephone: 212-536-1281
                                         Telecopy:  212-536-9379




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


                                         WELLS FARGO RETAIL FINANCE, LLC,
                                         as Syndication Agent, as Co-Lead
                                         Arranger, and as Lender

                                         By:  /s/ Cory Lofts
                                              ------------------------------
                                              Name:  Cory Lofts
                                              Title: AVP Account Executive

                                         Address: One Boston Place, 18th Floor
                                                  Boston, Massachusetts 02108
                                         Telephone: 617-854-7227
                                         Telecopy:  617-722-9485




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